Exhibit 99.5

May 4, 2015

To: All Peerless Employees

From: Peter Burlage, Chairman and Chief Executive Officer

I am pleased to inform you that earlier this morning we announced that PMFG and CECO Environmental Corp. have entered into an agreement in which CECO will acquire PMFG in a cash and stock merger transaction. A copy of the press release is attached.

We are truly excited about the opportunities that this combination brings for our customers, our business partners and our employees. We believe a stronger, more diverse, and efficient global company should produce greater value for our stockholders. CECO and PMFG’s products and end markets are complementary and when combined will represent a comprehensive product portfolio in the environmental, energy, and fluid handling markets. Together, the combined company will have approximately $500 million in annual revenue.

The completion of the merger is subject to customary closing conditions including the approval of the stockholders of both CECO and PMFG. The completion of the merger is currently expected in the third calendar quarter of 2015. However, until the transaction is complete, PMFG and CECO will remain separate companies, and operate on a business as usual basis.

This exciting opportunity was made possible through the valuable contributions each of you have made to the significant success achieved by Peerless. The key to our success has been, and will continue to be, our people. As we move forward, we ask that you continue to focus on your day-to-day responsibilities and on providing our customers with the exceptional quality products and service they have come to expect.

Because we understand that you may have some questions about today’s announcement, we will distribute a question and answer document intended to address anticipated questions. Should you have additional questions regarding the transaction please email them to Mike McGee at HR@peerlessmfg.com. Employees without e-mail accounts can submit questions through their supervisor. Responses to questions received will be periodically distributed. However, please keep in mind that there may be questions that we cannot answer at a particular time. In the coming weeks, we will keep you informed as the process moves forward.

Your dedication and accomplishments have made this exciting opportunity possible. Thank you for all you have done and for your efforts going forward.

/s/ Peter Burlage

REQUIRED LEGAL DISCLOSURE

Important Information for Investors and Stockholders

The information in this memorandum is not a substitute for the prospectus/proxy statement that CECO Environmental Corp. (“CECO”) and PMFG, Inc. (“PMFG”) will file with the SEC, which will include a prospectus with respect to shares of CECO common stock to be issued in the merger and a proxy statement of each of CECO and PMFG in connection with the merger between CECO and PMFG (the “Prospectus/Proxy Statement”). The Prospectus/Proxy Statement will be sent or given to the stockholders of CECO and PMFG when it becomes available and will contain important information about the merger and related matters, including detailed risk factors. CECO’S AND PMFG’S SECURITY HOLDERS ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Prospectus/Proxy Statement and other documents that will be filed with the SEC by CECO and PMFG will be available without charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to (1) CECO Environmental Corp., by mail at 4625 Red Bank Road Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations, by telephone at 800-333-5475 or by going to CECO’s Investor page on its corporate website at www.cecoenviro.com; or (2) PMFG, Inc., by mail at 14651 North Dallas Parkway, Suite 500, Dallas, Texas 75254, Attention: Investor Relations, by telephone at 877-879-7634, or by going to PMFG, Inc.’s Investors page on its corporate website at www.pmfginc.com. A final proxy statement or proxy/prospectus statement will be mailed to stockholders of CECO and PMFG as of their respective record dates.

The information in this memorandum is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, a solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise.

Proxy Solicitation

CECO and PMFG, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions and may have direct or indirect interests in the proposed transactions. Information about the directors and executive officers of CECO is set forth in the proxy statement for its 2015 annual meeting of shareholders filed with the SEC on April 10, 2015, and in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 18, 2015. Information about the directors and executive officers of PMFG is set forth in the proxy statement for its 2014 annual meeting of shareholders filed with the SEC on October 16, 2014, and in its Annual Report on Form 10-K for the fiscal year ended June 28, 2014 filed with the SEC on September 10, 2014. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the Prospectus/Proxy Statement for such proposed transactions when it becomes available.

Safe Harbor for Forward-Looking Statements

Any statements contained in this memorandum other than statements of historical fact, including statements about management’s beliefs and expectations of the proposed merger and related transactions and future results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and should be evaluated accordingly. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability to complete the proposed merger and related transactions between CECO and PMFG; the receipt of regulatory and shareholder approvals; the availability of financing contemplated by the bank commitment obtained by CECO; the ability to successfully integrate CECO’s and PMFG’s operations, product lines, technologies and employees; the ability to realize revenue and customer growth opportunities, combined revenue goals, marketing and cost synergies from the proposed merger between CECO and PMFG in a timely manner or at all; factors related to the businesses of CECO and PMFG including economic, political and financial market conditions generally and economic conditions in CECO’s and PMFG’s target markets; the effect of the merger and related transactions on each of CECO’s and PMFG’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; changes in or developments with respect to any litigation or investigation; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the substantial amount of debt expected to be incurred in connection with the proposed merger and CECO’s ability to repay or refinance it, incur additional debt in the future or obtain a certain debt coverage ratio; diversion of management time from each of CECO’s and PMFG’s ongoing operations; the impact of federal, state or local government regulations; and the effect of competition in the air pollution control and industrial ventilation industry.

These and other risks and uncertainties are discussed in more detail in CECO’s and PMFG’s current and future filings with the SEC, including CECO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on March 18, 2015 and PMFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on September 10, 2014. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only as of the date the statement is made. All forward-looking statements attributable to CECO or PMFG or persons acting on behalf of either CECO or PMFG are expressly qualified in their entirety by the cautionary statements and risk factors contained in this memorandum, and CECO’s and PMFG’s respective filings with the SEC. CECO and PMFG disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.